Exhibit 10.7

                               GUARANTY AGREEMENT

                  This Guaranty Agreement ("Agreement") is made effective this 16th day of July, 2002, ("Effective Date") and is entered into by DONALD L. WALKER (herein referred to as "Guarantor") for the benefit of BIO-AMERICAN CAPITAL CORP., a Nevada corporation ("herein" referred to as "Company")

                                    RECITALS:

                  A. Company has issued certain Secured Promissory Notes (the "Notes") in connection with an aggregate $160,000.00 loan by Humboldt Capital Corporation and Richard Dabo to the Company to serve as bridge financing to acquire the Marchetti and Kern Oil and Gas Leases and the Brixie Mineral Interests in the Raton Basin, Colfax County New Mexico and Las Animas County, Colorado, which loan terms include repayment in 90 days with ten percent (10%) interest for the period and issuance of one warrant to purchase Company Common Stock at $0.40 for each dollar of principal advanced.

                  B. Company has conditioned the execution of the Notes and issuance of the Warrants upon the execution of this Agreement by Guarantor.

                               TERMS OF AGREEMENT:

                  NOW, THEREFORE, FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, subject to and upon the following terms, the undersigned Guarantor hereby irrevocably and unconditionally:

                  (a) guarantees to Company the prompt payment and performance of any and all indebtednesses of Borrower evidenced by or created under the Notes (the "Guaranteed Indebtedness").

                  (b) guarantees and agree to perform fully and promptly when due all of the covenants, agreements and other obligations undertaken by Borrower in the Notes or related documents (such covenants, agreements and other obligations are hereinafter called the "Obligations"); and

                  (c) guarantees and agree to pay any and all costs, attorneys' fees and expenses incurred or expended by Company in collecting or enforcing or attempting to collect or enforce any of the Guaranteed Indebtedness or due to any default in the performance of the Obligations or in enforcing or attempting to enforce any right granted hereunder.



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GUARANTY AGREEMENT
------------------
     2. This Agreement shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness and the Obligations. Guarantor hereby acknowledges and agrees that the Supply Agreement, each Loan Document and this Agreement are cross-collateralized and cross-defaulted, such that a default by Borrower under the Supply Agreement or any Loan Document constitutes a default by Borrower under all other documents executed by Borrower, thereby entitling Company to exercise any and all remedies under such documents or under applicable law and to further exercise any and all remedies under this Agreement, in its sole discretion, as if Borrower was then in default of each such document. Guarantor acknowledges and agrees that upon such a default by Borrower under any of the cross-collateralized and cross-defaulted Supply Agreement and Loan Documents, Company shall have the right to accelerate all sums due and owing to Company by Borrower under such documents and to seek recovery of all such accelerated sums from Guarantor as the Guaranteed Indebtedness.

         3. If Guarantor becomes liable for any indebtedness owing by Borrower to Company by endorsement or otherwise, other than under this Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Company hereunder shall be cumulative of any and all other rights that Company may ever have against Guarantor. The exercise by Company of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         4. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness or the Obligations, or any part thereof, when such Guaranteed Indebtedness, or any part thereof becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Company without notice or demand in lawful currency of the United States and it shall not be necessary for Company, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness or Obligations, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness or Obligations. In the event such payment is made by Guarantor, then Guarantor shall be subrogated to the rights then held by Company with respect to the Guaranteed Indebtedness to the extent to which the Guaranteed Indebtedness was discharged by Guarantor and, in addition, upon payment by Guarantor of any sums to Company hereunder, all rights of Guarantor against Borrower arising as a result therefrom by way of right of subrogation, reimbursement, or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of the Guaranteed Indebtedness and performance of the Obligations.

         5. Guarantor hereby agrees that his obligations under this Agreement shall not be released, diminished, impaired, reduced, or affected by the occurrence of any reason or event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor:
(a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the Obligations or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness or the Obligations; (b) any partial release of the liability of Guarantor hereunder, or the release of any other guarantor from liability for any or all of the Guaranteed Indebtedness or the Obligations; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any party at any time liable for the payment of any or all of the Guaranteed Indebtedness or the performance of the Obligations; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or the Obligations or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness or the Obligations; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Company to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness or the performance of the Obligations; (f) any neglect, delay, omission, failure, or refusal of Company to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or the Obligations or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness or the Obligations; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or the Obligations or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness or the Obligations; (h) any payment by Borrower to Company which is held to constitute a preference under the bankruptcy laws or if for any other reason Company is required to refund such payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness or the Obligations; (j) the failure of Company to perfect or continue any security interest or lien securing any or all of the Guaranteed Indebtedness or the Obligations; (k) the failure of Company to preserve, protect, maintain, or insure any collateral securing any or all of the Guaranteed Indebtedness or the Obligations; (l) the failure of Company to sell any collateral securing any or all of the Guaranteed Indebtedness or the Obligations in a commercially reasonable manner or as otherwise required by law; or (m) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or Guarantor.

         6.       Guarantor represents and warrants to Company as follows:

               (a) Guarantor has the power and authority to execute, deliver and perform its obligations under this Agreement and this Agreement constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

               (b) The execution, delivery, and performance by Guarantor of this Agreement does not and will not violate any law or any order of any court, governmental authority or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which Guarantor or its property is bound.

               (c) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery, or performance by Guarantor of this Agreement or the validity or enforceability thereof.

               (d) The value of the consideration received and to be received by Guarantor as a result of Borrower and Company entering into the loan transaction and Guarantor executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation has benefited or may reasonably be expected to benefit Guarantor directly or indirectly.

     7. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Company has any commitment to
Borrower:

               (a) Guarantor will furnish promptly to Company written notice of the occurrence of any default under this Agreement of which Guarantor have knowledge.

               (b) Guarantor will furnish promptly to Company such information, including financial statements, concerning Guarantor as Company may request.

      If for any reason whatsoever (including but not limited to ultra vires, lack of authority, illegality, force majeure, act of God or impossibility) the Guaranteed Indebtedness or the Obligations cannot be enforced against Borrower, such unenforceability shall in no manner affect the liability of Guarantor hereunder and Guarantor shall be liable hereunder notwithstanding that Borrower may not be liable for such Indebtedness or such Obligations and to the same extent as Guarantor would have been liable if such Indebtedness or Obligations had been enforceable against Borrower.

      In the event any payment by Borrower to Company is held to constitute a preference under any applicable Bankruptcy Law, or if for any other reason Company is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower to Company shall not constitute a release of Guarantor from any liability hereunder, but Guarantor agrees to pay such amount to Company upon demand and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

      8. Company shall have the right to setoff and apply against this Agreement or the Guaranteed Indebtedness or both, without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Company to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Company shall have made any demand under this Agreement. As security for this Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Company a security interest in all money, instruments and other property of Guarantor now or hereafter held by Company, including without limitation, property held in safekeeping. In addition to Company's right of setoff and as further security for this Agreement and Guaranteed Indebtedness, Guarantor hereby grants Company a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Company and all other sums at any time credited by or owing from Company to Guarantor. The rights and remedies of Company hereunder are in addition to other rights and remedies (including without limitation, other rights of setoff) which Company may have.

      9. All present and future indebtedness of Borrower to Guarantor is hereby subordinated to the Guaranteed Indebtedness and is hereby assigned to Company as security for the Guaranteed Indebtedness. If any sums shall be paid to Guarantor on account of such indebtedness, such sums if there is an existing default under this Agreement or any other instrument comprising the loan transaction shall be held in trust by Guarantor for the benefit of Company and shall forthwith be paid to Company without affecting the liability of Guarantor under this Agreement. Upon the request of Company, Guarantor shall execute, deliver, and endorse to Company such documents and instruments as Company deems necessary or appropriate to perfect, preserve, and enforce its rights hereunder.

      10. No amendment or waiver of any provision of this Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Company. No failure on the part of Company to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      11. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of Guarantor against Company shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

      12. This Agreement is for the benefit of Company and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement is binding not only on Guarantor, but on Guarantor's successors and assigns.

      13. Guarantor recognizes that Company is relying upon this Agreement and the undertaking of Guarantor hereunder in making a loan to Borrower and further recognizes that the execution and delivery of this Agreement is a material inducement to Company in entering into the loan transaction.

      14. THIS AGREEMENT IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN NEVADA, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

      15. Guarantor shall pay on demand all attorneys' fees and all other costs and expenses incurred by Company in connection with the preparation, administration, enforcement, or collection of this Agreement.

      16. Guarantor hereby waives promptness, diligence, demand of payment, notice of acceptance of this Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, notice of intent to accelerate, notice of acceleration and all other notices and demands with respect to the Guaranteed Indebtedness and this Agreement. Guarantor waives all defenses given to sureties or guarantors at law or in equity other than the actual payment of the Indebtedness and performance of the Obligations and all defenses based upon questions as to the validity, legality or enforceability of the Indebtedness or the Obligations and agrees that Guarantor shall be primarily liable hereunder.

      17. Guarantor agrees that Company may exercise any and all rights granted to it under any other instrument comprising the loan transaction without affecting the validity or enforceability of this Agreement.

      18. Where two or more persons or entities have executed this Guaranty, unless the context clearly indicates otherwise, all references in this Guaranty to "Guarantor" shall mean all of the guarantors hereunder and the obligations and liability of such guarantors hereunder shall be joint and several. Suit may be brought against the guarantors, jointly and severally, or against any one or more of them, without impairing the rights of Company against the other or others of the guarantors, if any. Further, Company may compromise Company's right to collect the entire Indebtedness from one or more of the guarantors by accepting lesser sums as Company may see fit and releasing one or more of such guarantors from further liability to Company without impairing the right of Company to demand and collect the balance of the Guaranteed Indebtedness from the other guarantors not so released.

     19. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      20. It is the intention of the parties hereto to comply with applicable usury laws; accordingly, it is agreed that notwithstanding any provisions to the contrary in this Guaranty, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Agreement or such documents require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If any such excess of interest is contracted for, charged or received, under this Agreement or under any of the instruments securing payment hereof or otherwise relating hereto, or in the event the maturity of the indebtedness evidenced by this Agreement is accelerated in whole or in part, or in the event that all or part of the principal or interest of this Agreement shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Agreement or under any of the instruments securing payment hereof or otherwise relating hereto, on the amount of principal actually outstanding from time to time under this Agreement, shall exceed the maximum amount of interest permitted by applicable usury laws, then in any such event (a) the provisions of this paragraph shall govern and control, (b) neither the Guarantor of this Agreement nor any other person or entity now or hereafter liable for the payment thereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable usury laws, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount thereof or refunded to Guarantor, at Company's option, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Agreement or under such other documents which are made for the purposes of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable laws, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Guarantor or otherwise by Guarantor in connection with such loan.

      EXECUTED as of the Effective Date set forth first above.

                               "Guarantor"

                                ----------------------------
                                DONALD L. WALKER